As filed with the Securities and Exchange Commission on August 25, 2000
                                                   Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM S-8
                              REGISTRATION STATEMENT
                                      UNDER
                            THE SECURITIES ACT OF 1933


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                              PHARSIGHT CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                                          77-0401273
(State of Incorporation)                    (I.R.S. Employer Identification No.)


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                       800 West El Camino Real, Suite 200
                         Mountain View, California 94040
                                 (650) 314-3800
                    (Address of principal executive offices)


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                        2000 Employee Stock Purchase Plan
                            (Full title of the plans)



                                Arthur H. Reidel
                      President and Chief Executive Officer
                              Pharsight Corporation
                       800 West El Camino Real, Suite 200
                         Mountain View, California 94040
                                 (650) 314-3800
 (Name, address, including zip code, and telephone number, including area code, of agent for service)



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                                   Copies to:
                              Brett D. White, Esq.
                           Thomas L. MacMitchell, Esq.
                               COOLEY GODWARD LLP
                              Five Palo Alto Square
                               3000 El Camino Real
                              Palo Alto, California
                                 (650) 843-5000

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                                                  CALCULATION OF REGISTRATION FEE
=================================================================================================================================
                                                           Proposed Maximum           Proposed Maximum
    Title of Securities                                        Offering                  Aggregate                 Amount of
     to be Registered        Amount to be Registered      Price per Share (1)        Offering Price (1)         Registration Fee
---------------------------------------------------------------------------------------------------------------------------------
  Common Stock, par value        2,400,000 shares              $8.65625                 $20,775,000                $5,484.60
     $0.001 per share
=================================================================================================================================


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on August 23, 2000 as reported on the Nasdaq National Market.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by Pharsight Corporation (the "Registrant") with the Securities and Exchange Commission are incorporated by reference into this Registration Statement:

         (a) The Registrant's latest prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), on August 9, 2000.

         (b) All other reports filed pursuant to Sections 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the annual reports, the prospectus or the registration statement referred to in (a) above.

         (c) The description of the Registrant's Common Stock which is contained in a registration statement filed on August 4, 2000 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

         All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this registration statement from the date of the filing of such reports and documents.

ITEM 4.  DESCRIPTION OF SECURITIES

         Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         As of August 22, 2000, GC&H Investments, an investment partnership composed of current and former partners and associates of Cooley Godward LLP, owns 21,274 shares of the Registrant's Common Stock.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 145 of the Delaware General Corporation Law, permits indemnification of officers, directors, and other corporate agents under certain circumstances and subject to certain limitations. The Registrant's Amended and Restated Certificate of Incorporation and Bylaws provide that the Registrant shall indemnify its directors, officers, employees and agents to the full extent permitted by the Delaware General Corporation Law, including circumstances in which indemnification is otherwise discretionary under Delaware law. In addition, the Registrant has entered into separate indemnification agreements with its directors and executive officers which require the Registrant, among other things, to indemnify them against certain liabilities which may arise by reason of their status or service (other than liabilities arising from acts or omissions not in good faith or willful misconduct).

         These indemnification provisions and the indemnification agreements entered into between the Registrant and its executive officers and directors may be sufficiently broad to permit indemnification of the Registrant's executive officers and directors for liabilities (including reimbursement of expenses incurred) arising under the Securities Act.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not Applicable.


                                       1.

ITEM 8.  EXHIBITS

EXHIBIT
NUMBER

     5         Opinion of Cooley Godward LLP

    23.1       Consent of Ernst & Young LLP, independent auditors

    23.2 Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement

    24         Power of Attorney is contained on the signature pages.

    99.1       2000 Employee Stock Purchase Plan (1)

(1) Filed as exhibit with Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (No. 333-34896), filed on June 12, 2000.

ITEM 9.  UNDERTAKINGS

(a)      The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (Section 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         PROVIDED, HOWEVER, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the issuer pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference herein.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section


                                       2.

15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                                       3.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on August 21, 2000.

                                          PHARSIGHT CORPORATION


                                          /s/ Robin H. Kehoe
                                          --------------------------------------
                                          By:     Robin H. Kehoe
                                          Title:  Senior Vice President, Finance
                                                  and Chief Financial Officer


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Arthur H. Reidel and Robin A. Kehoe, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                 SIGNATURE                                                 TITLE                              DATE
                 ---------                                                 -----                              ----

/s/ Arthur H. Reidel                                         President, Chief Executive                 August 21, 2000
--------------------------------------------                 Officer and Chairman of the
            (ARTHUR H. REIDEL)                               Board

                                                             Senior Vice President, Finance
--------------------------------------------                 and Chief Financial Officer
             (ROBIN A. KEHOE)                                (Principal Financial and
                                                             Accounting Officer)
/s/ Steven D. Brooks                                         Director                                   August 21, 2000
--------------------------------------------
            (STEVEN D. BROOKS)

/s/ Philippe O. Chambone, M.D., Ph.D.                        Director                                   August 21, 2000
--------------------------------------------
    (PHILIPPE O. CHAMBONE, M.D., PH.D.)

/s/ Robert B. Chess                                          Director                                   August 21, 2000
--------------------------------------------
             (ROBERT B. CHESS)

/s/ Douglas E. Kelly, M.D.                                   Director                                   August 21, 2000
--------------------------------------------
         (DOUGLAS E. KELLY, M.D.)

                                                             Director
--------------------------------------------
             (DEAN O. MORTON)

                                                             Director
--------------------------------------------
           (GARY L. NEIL, PH.D.)

/s/ W. Ferrell Sanders                                       Director                                   August 21, 2000
--------------------------------------------
            (W. FERRELL SANDERS)


                                       4.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER

     5         Opinion of Cooley Godward LLP

    23.1       Consent of Ernst & Young LLP, independent auditors

    23.2 Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement

    24         Power of Attorney is contained on the signature pages.

    99.1       2000 Employee Stock Purchase Plan (1)

(1) Filed as exhibit with Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (No. 333-34896), filed on June 12, 2000.


                                       5.